Farmers New World Life Insurance Company Legal Department 3120 139th Avenue SE, Suite 300 Bellevue, Washington 98005
Garrett B. Paddor
General Counsel & Corporate Secretary
Direct: 206/275-8152
August 31, 2022	Mobile: 213/321-3776
Email: garrett.paddor@farmersinsurance.com

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

Re: Farmers Annuity Separate Account A

Commissioners:

Farmers New World Life Insurance Company, on behalf of Farmers Annuity Separate Account A (“Registrant”), a unit investment trust registered under the Investment Company Act of 1940 (“Act”), is filing the accompanying notices regarding internet and general availability of the semi-annual reports for the period ending June 30, 2022 (“Notice”), for each of the following underlying funds in which Registrant invests:

Calvert Variable Series, Inc. (File No. 811-03591)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (File No. 811-07044)

BNY Mellon Variable Investment Fund (File No. 811-05125)

Deutsche DWS Variable Series I (File No. 811-04257)

Deutsche DWS Variable Series II (File No. 811-05002)

Fidelity Variable Insurance Products Fund (File No. 811-03329)

Fidelity Variable Insurance Products Fund II (File No. 811-05511)

Fidelity Variable Insurance Products Fund III (File No. 811-07205)

Fidelity Variable Insurance Products Fund V (File No. 811-05361)

Franklin Templeton Variable Insurance Products Trust (File No. 811-05583)

Goldman Sachs Variable Insurance Trust (File No. 811-08361)

Janus Aspen Series (File No. 811-07736)

PIMCO Variable Insurance Trust (File No. 811-08399)

Principal Variable Contracts Fund, Inc. (File No. 811-01944)

FNWL, on behalf of Registrant, provided Notice to appropriate owners of the variable annuity contract(s) who had allocated contract value to the funds listed above. This filing constitutes the filing of reports as required by Rule 30b2-1(b) under the Act. Some of the funds listed above may not be available under every policy or contract offered by the Registrant. We understand that the funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Sincerely yours,

/s/ Garrett B. Paddor
Garrett B. Paddor
General Counsel and Corporate Secretary

Farmers New World Life Insurance Company
Home Office: 3120 139th Ave SE, Suite 300
Bellevue, WA 98005 1-800-238-9671
Variable Policy Service Office:
PO Box 724208
Atlanta, GA 31139
(877) 376-8008

August 31, 2022

Dear Farmers Client:

Farmers Life® is pleased to continue with our customized process for producing and distributing semi-annual reports to our Farmers Variable Life Insurance and Variable Annuity customers.

Your semi-annual report is enclosed. The report provides an update on the relevant portfolios’ performance as of June 30, 2022. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns. We hope that the enclosed information is helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Variable Policy Service Office toll-free, at (877) 376-8008.

Also, please take note of our e-Delivery service, where you can access policy information and choose to receive these and similar documents electronically. The service is easy, efficient, and environmentally friendly. To sign up, “Register” your policy at www.farmers.com then select “My Profile” and “Edit Paperless.”

We appreciate your business and look forward to continuing to serve your insurance needs.

Sincerely, Michael Hoetzel Financial Service Operations

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports may no longer be available, unless you specifically request paper copies of the reports from Farmers New World Life Insurance Company or your broker dealer Farmers Financial Solutions. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications related to your variable insurance product electronically by following the instructions provided by Farmers New World Life Insurance Company. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling 1-888-506-2080. Your election to receive reports in paper will apply to all funds held with Farmers New World Life Insurance Company.

Securities distributed by Farmers Financial Solutions, LLC, 31051 Agoura Road, Westlake Village, CA 91361 / (818) 584-0200 Member FINRA

Farmers New World Life Insurance Company

3120 139th AVE SE, Suite 300

Bellevue, WA 98005

Shareholder reports for your variable product subaccounts and/or updated prospectus are now available on-line at no charge and in print by request.

These documents contain important information about your variable product and subaccounts, including portfolio holdings and financial statements. See reverse side for instructions to access your report(s).

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
LANCASTER, PA
PERMIT NO 730

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We encourage you to view your reports on-line:

dfinview.com/farmers/tahd/VUL2A

You may sign up to receive all future communications via e-mail. To sign up for e-delivery go to: www.farmers.com, Log in then select “Go Paperless”

You won’t receive a paper copy of a report unless you request one.

Reports can be mailed to you free of charge at any time by contacting Farmers Insurance at 888-506-2080 or by visiting dfinreports.com/Farmers to request paper copies.

If you have additional policy related questions, please call our customer service department at 1-877-376-8008.

*	dfinview.com/farmers/tahd/VUL2A is an external website and is not owned or controlled by Farmers